UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2016

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (71 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 31, 2016, Corning Natural Gas Holding Corporation (the “Holding Company”) closed on its acquisition of all of the outstanding capital stock of Pike County Light & Power Company (“PCL&PC”). Substantially all of the real property and tangible personal property of PCL&PC is subject to the lien of the Indenture of Mortgage and Deed of Trust, as amended, between PCL&PC and Deutsche Bank Trust Company Americas, as trustee (as successor to Bankers Trust Company) securing $3.2 million in outstanding First Mortgage Bonds, 7.07% Series C Due 2018. The Holding Company caused the bonds to be called for redemption as of October 2, 2016, at 100.372% of principal amount in accordance with the Indenture.

Simultaneously with the acquisition, on August 31, 2016, PCL&PC entered into a Credit Agreement with M&T Bank and borrowed $12 million under a Term Note, entered into a $2 million Revolving Line Note and caused M&T Bank to issue to Orange and Rockland Utilities, Inc. (“O&R”), the former parent company of PCL&PC, a letter of credit in the amount of $2.125 million as security for the obligations of PCL&PC under three agreements with O&R: a Transition Services Agreement, an Electric Supply Agreement and a Gas Supply and Gas Transportation Agreement. The obligations of PCL&PC to M&T Bank were secured by a general security interest in all of its personal property and fixtures and were guaranteed by the Holding Company.

In addition, on August 31, 2016, Corning Natural Gas Corporation (the “Gas Company”), a wholly-owned subsidiary of the Holding Company, entered into an additional Credit Agreement, $2 million Multiple Disbursement Term Note, and General Security Agreement with M&T Bank.

Material terms of the debt of PCL&PC and the new debt of the Gas Company outlined above are described below and the information set forth under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 2.01 Completion of Acquisition of Disposition of Assets.

As described in the Holding Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on September 1, 2016 (“Pike Closing 8-K”), the Holding Company consummated its acquisition of PCL&PC on August 31, 2016. The disclosures in the Pike Closing 8-K and the terms of the Stock Purchase Agreement, dated October 13, 2015, between O&R and the Holding Company, are incorporated herein by reference.

This Form 8-K will be amended within 71 days after September 7, 2016, to include the historical financial information of PCL&PC and the pro forma financial information of the Holding Company including PCL&PC required by Item 9.01 of Form 8-K and Rules 8-04(b) and 8-05 of Regulation S-X.

2

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2016, the Holding Company’s newly acquired, wholly-owned subsidiary PCL&PC had outstanding $3.2 million in outstanding First Mortgage Bonds, 7.07% Series C Due 2018 (the “Pike Bonds”) issued pursuant to the Indenture of Mortgage and Deed of Trust, between PCL&PC and Deutsche Bank as trustee (as successor to Bankers Trust Company) (the “Trustee”), as amended by the First Supplemental Indenture, dated as of August 15, 1990 and the Second Supplemental Indenture, dated as of October 1, 1998 (collectively, the “Indenture”). The Pike Bonds bear interest at 7.07% payable on the first day of each April and October and the principal amount of $3.2 million is due and payable on October 1, 2018. The Holding Company has caused PCL&PC to call the Pike Bonds for redemption as of October 2, 2016, at the 100.372% of outstanding principal amount plus accrued and unpaid interest to the redemption date. Substantially all of the real property and tangible personal property of PCL&PC is subject to the lien of the Indenture. The Indenture contains various covenants of PCL&PC, including maintaining the assets of PCL&PC which are secured under the Indenture free of other liens subject to certain “Permitted Encumbrances” and other liens, including liens expressly junior to the lien of the Indenture. Other covenants in the Indenture include obligations of PCL&PC to pay taxes, maintain and repair its properties, maintain insurance, and to not pay dividends or make repurchases or distributions on its common stock except from its “Net Income” as defined in the Indenture plus $105,000 subject to certain exceptions. In addition, PCL&PC covenants in the Indenture not to sell or lease its property, pay management fees to its parent entity, or create funded debt, in each case subject to exceptions.

On August 31, 2016, PCL&PC entered into a Credit Agreement (“Pike Credit Agreement”) with M&T Bank, a New York banking corporation (sometimes referred to as “Lender”). The Pike Credit Agreement contains various affirmative and negative covenants of PCL&PC including, among others, a “Total Funded Debt” to “Tangible Net Worth” (as such terms are defined in the Pike Credit Agreement) ratio of not greater than 1.40 to 1.0, a “Total Funded Debt” to “EBITDA” (as such terms are defined in the Pike Credit Agreement) ratio of not greater than 3.75 to 1.0, and a minimum Cash Flow Coverage (as defined in the Pike Credit Agreement) of not less than 1.10 to 1.0, with each of the financial covenants measured quarterly based on PCL&PC’s trailing twelve month operating performance and fiscal quarterly financial statements commencing with the period ended September 30, 2017; compliance, accounting, and financial statement requirements, and prohibitions on changes in management or control, any sale of all or substantially all of its assets, acquisitions of substantially all the asset of any other entity, or other material changes to its business, purposes, structure or operations which could materially adversely affect PCL&PC. Events of default which permit the Lender to exercise its remedies, including immediate acceleration of the principal and interest on any loans outstanding PCL&PC, include, without limitation: default in the payment of principal or interest on the loans under the Pike Credit Agreement, default in any other obligation of PCL&PC which results in the acceleration of that obligation, failure to timely deliver financial statements, failure to pay taxes prior to the date penalties attach thereto, various failures by any pension plan maintained by PCL&PC to comply with applicable law or any underfunding which the Lender determines may have an material adverse effect on PCL&PC’s ability to repay its debts, entry of any judgments or order of any court or governmental entity against PCL&PC, and various bankruptcy and insolvency events. In addition, additional events of default under the Pike Credit Agreement include: any adverse change in PCL&PC, its business, assets, operations, affairs or condition which the Lender determines will have a material adverse effect on PCL&PC, its business, assets, operation or condition (financial or otherwise) or on its ability to repay its debts, or of its guarantor, the Holding Company, to pay the obligations of PCL&PC to the Lender, and at any time the Lender in good faith deems itself insecure with respect to payment of PCL&PC’s obligations to it.

3

PCL&PC entered to a General Security Agreement, dated August 31, 2016, with M&T Bank securing its obligations from time to time to the Lender with substantially all of its personal property and fixtures (the “Pike Security Agreement”). The Pike Security Agreement contains various representations, warranties, covenants and agreements customary in security agreements and various events of default substantially similar to those in the Pike Credit Agreement with remedies under the New York Uniform Commercial Code and the Security Agreement.

On August 31, 2016, PCL&PC borrowed $12 million from M&T Bank under a Term Note with LIBOR Rate Rider (“Pike Term Note”) bearing interest at 3.00% above one month LIBOR, adjusting daily, payable monthly commencing September 30, 2016. Principal on the Pike Term Note is payable commencing March 31, 2017 (after six-months of interest only payments), with 53 consecutive monthly payments of $100,000 each due on the last day of each month, with the unpaid principal and any unpaid interest due and payable in full on August 31, 2021. The Pike Term Note also contains various representations, warranties and covenants of PCL&PC and events of default substantially identical to those in the Pike Credit Agreement. The proceeds of the Pike Term Note were used to pay a portion of the purchase price of its capital stock to O&R.

PCL&PC also entered into a $2.0 million Daily Adjusting LIBOR Revolving Line Note (the “Pike Revolving Note”), dated August 31, 2016, providing a revolving line of credit to PCL&PC with each loan thereunder subject to the Lender’s discretion. The Pike Revolving Note bears interest on the outstanding amount from time to time at an interest rate equal to LIBOR plus 2.75% (which may convert to a prime rate loan at the discretion of the Lender if PCL&PC is in default or there is an inchoate default under any agreement of PCL&PC with M&T Bank) with principal repayable on demand by the Lender. As of the date of this Form 8-K, PCL&PC has not made any draws on the Pike Revolving Note.

In addition, PCL&PC caused M&T Bank to issue to O&R a letter of credit in the amount of $2.125 million (the “Pike Letter of Credit”) as security for the obligations of PCL&PC under the Transition Services Agreement, the Electric Supply Agreement and the Gas Supply and Gas Transportation Agreement, each, as amended, dated August 31, 2016, to provide for the provision by O&R of certain transition services for 12 months with up to six one month extensions, and three years of electric and gas supply for the customers of PCL&PC.

The obligations of PCL&PC to M&T Bank, including under the Pike Credit Agreement, the Pike Security Agreement, the Pike Term Note, the Pike Revolving Note and any draws on the Pike Letter of Credit, were guaranteed by the Holding Company. The Continuing Guaranty, dated August 31, 2016, of the Holding Company to M&T Bank has customary terms and covenants and a security interest in all funds and securities of the Holding Company in the actual or constructive possession of the Lender. M&T Bank is the principal bank for the Holding Company, the Gas Company and PCL&PC.

4

In addition to the previously reported January 27, 2016 refinancing of the Gas Companys debt in a $29,600,000 facility with M&T Bank, on August 31, 2016, the Gas Company entered into an additional Credit Agreement and $4.2 million Multiple Disbursement Term Note with M&T Bank. Certain terms of the new facility are described below.

The Credit Agreement (the “Additional Gas Company Credit Agreement”), dated August 31, 2016, between the Gas Company and M&T Bank contains various affirmative and negative covenants of the Gas Company consistent with its existing facility including, among others, a “Total Funded Debt” to “Tangible Net Worth” (as such terms are defined in the Additional Gas Company Credit Agreement) ratio of not greater than 1.40 to 1.0, a “Total Funded Debt” to “EBITDA” (as such terms are defined in the Additional Gas Company Credit Agreement) ratio of not greater than 3.75 to 1.0, and a minimum Cash Flow Coverage (as defined in the Additional Gas Company Credit Agreement) of not less than 1.10 to 1.0, with each of the financial covenants measured quarterly based on the Gas Company’s trailing twelve month operating performance and fiscal quarterly financial statements; compliance, accounting, and financial statement requirements, and prohibitions on changes in management or control, any sale of all or substantially all of its assets, acquisitions of substantially all the asset of any other entity, or other material changes to its business, purposes, structure or operations which could materially adversely affect PCL&PC. Events of default which permit the Lender to exercise its remedies, including immediate acceleration of the principal and interest on any loans outstanding to the Gas Company, and termination of the Lender’s obligation to make any additional advances under any multiple disbursement note include, without limitation: default in the payment of principal or interest on the loans under the Additional Gas Company Credit Agreement, default in any other obligation of the Gas Company which results in the acceleration of that obligation, failure to timely deliver financial statements, failure to pay taxes prior to the date penalties attach thereto, various failures by any pension plan maintained by the Gas Company to to comply with applicable law or any underfunding which the Lender determines may have an material adverse effect on the Gas Company’s ability to repay its debts, entry of any judgments or order of any court or governmental entity against the Gas Company, and various bankruptcy and insolvency events. In addition, additional events of default under the Additional Gas Company Credit Agreement include: any adverse change in the Gas Company, its business, assets, operations, affairs or condition which the Lender determines will have a material adverse effect on the Gas Company, its business, assets, operation or condition (financial or otherwise) or on its ability to repay its debts, and at any time the Lender in good faith deems itself insecure with respect to payment of the Gas Company’s obligations to it or other performance of such obligations.

The Gas Company entered into a $4.2 million Multiple Disbursement Term Note (“Gas Company Additional Note”) with M&T Bank under the Additional Credit Agreement which permits draws from time to time in accordance with its terms until December 31, 2016 at which time amounts outstanding under the Gas Company Additional Note will be payable in 56 monthly installments of principal, based on a 7-year amortization schedule, with all unpaid principal and interest payable in full on August 31, 2021. Interest on the amounts outstanding under the Gas Company Additional Note is based on a spread over LIBOR which varies from 1.90% to 2.80% based on the ratio of the Gas Company’s Total Funded Debt to EBITDA (as such terms are defined in the Gas Company Additional Note) leverage ratio (the “Leverage Ratio”) with the spread set at 3.10% until September 30, 2016. If the Leverage Ratio is less than or equal to 2.0, the interest rate is LIBOR plus 1.90%; if the Leverage Ratio is greater than 2.0 but less than or equal to 2.5, the interest rate is LIBOR plus 2.20%; if the Leverage Ratio is greater than 2.5 but less than or equal to 3.0, the interest rate is LIBOR plus 2.50%; and if the Leverage Ratio is greater than 3.0, the interest rate is LIBOR plus 2.80%. The obligations of the Gas Company to M&T Bank are secured under an additional general security agreement covering the Gas Company’s tangible and intangible rights in its gas distribution system, personal property and other assets.

The debt agreements described above are filed as exhibits to this Current Report on Form 8-K. The descriptions are qualified in their entirety by reference to the full text of such documents.

5

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements of PCL&PC required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K within 71 days after the date hereof.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information with respect to the acquisition of PCL&PC by the Holding Company required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K within 71 days after the date hereof.

(d) Exhibits

Exhibit 10.1 Credit Agreement, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank

Exhibit 10.2 Term Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the principal amount of $12,000,000

Exhibit 10.3 Daily Adjusting LIBOR Revolving Line Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the maximum principal amount of $2,000,000

Exhibit 10.4 General Security Agreement, dated August 31, 2016, from Pike County Light & Power Company to M&T Bank

Exhibit 10.5 Continuing Guaranty, dated August 31, 2016, from Corning Natural Gas Holding Corporation to M&T Bank with respect to the obligations of Pike County Light & Power Company to M&T Bank

Exhibit 10.6 Credit Agreement, dated August 31, 2016, between Corning Natural Gas Company and M&T Bank

Exhibit 10.7 Multiple Disbursement Term Note, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank in the maximum principal amount of $4,200,000.

Exhibit 10.8 LIBOR Rate Rider to $4,200,000 Multiple Disbursement Term Note.

Exhibit 10.9 General Security Agreement, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: September 7, 2016

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit No.	Description	Location
Exhibit 10.3	Credit Agreement, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank	Filed herewith
Exhibit 10.4	Term Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the principal amount of $12,000,000	Filed herewith
Exhibit 10.5	Daily Adjusting LIBOR Revolving Line Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the maximum principal amount of $2,000,000	Filed herewith
Exhibit 10.6	General Security Agreement, dated August 31, 2016, from Pike County Light & Power Company to M&T Bank	Filed herewith
Exhibit 10.7	Continuing Guaranty, dated August 31, 2016, from Corning Natural Gas Holding Corporation to M&T Bank with respect to the obligations of Pike County Light & Power Company to M&T Bank	Filed herewith
Exhibit 10.8	Credit Agreement, dated August 31, 2016, between Corning Natural Gas Company and M&T Bank	Filed herewith

Exhibit 10.9	Multiple Disbursement Term Note, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank in the maximum principal amount of $4,200,000.	Filed herewith
Exhibit 10.10	LIBOR Rate Rider to $4,200,000 Multiple Disbursement Term Note.	Filed herewith
Exhibit 10.11	General Security Agreement, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank.	Filed herewith